UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2008

NORCROSS SAFETY PRODUCTS L.L.C.

 (Exact name of registrant as specified in its charter)

Delaware	333-110531	61-1283304
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2001 Spring Road, Suite 425, Oak Brook, Illinois 60523
(Address of Principal executive offices, including  Zip Code)

(630) 572-5715
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

On April 14, 2008, Norcross Safety Products L.L.C. (the “Company”) issued a press release announcing the commencement of a cash tender offer and consent solicitation for its outstanding 9 7/8% Senior Subordianted Notes due 2011 on the terms and conditions set forth in the Company’s Offer to Purchase and Consent Solicitation Statement dated April 14, 2008.  A copy of the press release announcing the tender offer is attached as Exhibit 99.1.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

99.1	Press Release of Safety Products Holdings, Inc. issued April 14, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NORCROSS SAFETY PRODUCTS L.L.C.

	By:	/s/ David F. Myers, Jr.
	Name:	David F. Myers, Jr.
Date: April 16, 2008	Title:	Executive Vice President, Chief Financial
Officer, Secretary and Manager